COMPOSITE COPY


                             FIRST BANK SYSTEM, INC.
                            DIRECTORS' DEFERRAL PLAN
                               (1991 RESTATEMENT)


                         First Effective January 1, 1988
                As Amended and Restated Effective January 1, 1991


                                       AND

                                  As Amended By

                    The FIRST AMENDMENT Adopted July 17, 1996
                           But Effective July 17, 1996




NOTE: Material added or modified by the First Amendment is shown in italics. Modified section numbers are not generally shown in italics.




                             FIRST BANK SYSTEM, INC.
                            DIRECTORS' DEFERRAL PLAN
                               (1991 RESTATEMENT)

                                TABLE OF CONTENTS


                                                                            PAGE

SECTION 1.    INTRODUCTION .................................................  1

              1.1.   Restatement of Plan
              1.2.   Definitions
                     1.2.1.         Account
                     1.2.2.         Annual Valuation Date
                     1.2.3.         Beneficiary
                     1.2.4.         Director
                     1.2.5.         Event of Maturity
                     1.2.6.         FBS
                     1.2.7.         Plan
                     1.2.8.         Plan Statement
                     1.2.9.         Plan Year
                     1.2.10.        Prior Plan Statement
                     1.2.11.        Valuation Date
              1.3.   Rules of Interpretation
              1.4.   Additional Definitions
                     1.4.1.         Acquiring Person
                     1.4.2.         Affiliate
                     1.4.3.         Associate
                     1.4.4.         Beneficial Owner
                     1.4.5.         Board of Directors
                     1.4.6.         Company Entity
                     1.4.7.         Continuing Director
                     1.4.8.         Exchange Act
                     1.4.9.         Full Change In Control
                     1.4.10.        Partial Change in Control
                     1.4.11.        Permitted Transaction
                     1.4.12.        Person
                     1.4.13.        Resulting Corporation

SECTION 2.    PARTICIPATION ................................................  5

              2.1.   Participation
              2.2.   Enrollment
              2.3.   Prior Years' Enrollments

SECTION 3.    ADDITIONS TO ACCOUNTS ........................................  5

SECTION 4.    ESTABLISHMENT AND ADJUSTMENT OF ACCOUNTS .....................  6

              4.1.   Establishment of Accounts
              4.2.   Valuation of Accounts
                     4.2.1.         Intermediate Distributions Adjustment
                     4.2.2.         Investment Adjustment for Account
                     4.2.3.         Contribution Adjustment
                     4.2.4.         Final Distributions Adjustment

SECTION 5.    VESTING OF ACCOUNT ...........................................  6

SECTION 6.    MATURITY .....................................................  6

              6.1.   Events of Maturity
              6.2.   Determination of Account
              6.3.   Effect of Maturity upon Further Participation in Plan

SECTION 7.    DISTRIBUTION .................................................  7

              7.1.   Time of Distribution
                     7.1.1.         Form of Distribution
                     7.1.2.         Time of Distribution
                     7.1.3.         Substantially Equal
                     7.1.4.         Default
                     7.1.5.         Change In Control
              7.2.   Designation of Beneficiaries
                     7.2.1.         Right To Designate
                     7.2.2.         Failure of Designation
                     7.2.3.         Disclaimers by Beneficiaries
                     7.2.4.         Definitions
                     7.2.5.         Special Rules
                     7.2.6.         No Spousal Rights
              7.3.   Death Prior to Full Distribution
              7.4.   Facility of Payment

SECTION 8.    FUNDING OF PLAN .............................................. 11

              8.1.   Unfunded Agreement
              8.2.   Spendthrift Provision

SECTION 9.    AMENDMENT AND TERMINATION .................................... 11

SECTION 10.   DETERMINATIONS-- RULES AND REGULATIONS ....................... 12

              10.1.  Determinations
              10.2.  Rules and Regulations
              10.3.  Method of Executing Instruments
              10.4.  Claims Procedure
                     10.4.1.        Original Claim
                     10.4.2.        Claims Review Procedure
                     10.4.3.        General Rules
              10.5.  Information Furnished by Directors

SECTION 11.   PLAN ADMINISTRATION .......................................... 13

              11.1.  FBS
              11.2.  Conflict of Interest

SECTION 12.   DISCLAIMERS .................................................. 14



                             FIRST BANK SYSTEM, INC.
                            DIRECTORS' DEFERRAL PLAN
                               (1991 RESTATEMENT)


                                    SECTION 1

                                  INTRODUCTION

1.1. RESTATEMENT OF PLAN. Effective January 1, 1988, FIRST BANK SYSTEM, INC., a Delaware corporation (hereinafter sometimes referred to as "FBS") authorized the creation of a nonqualified, unfunded, directors' deferral plan for the purpose of allowing Directors who are not full-time salaried employees of FBS to defer the receipt of directors' fees which would otherwise be paid to the Director. FBS created and established a series of substantially identical annual directors' deferral plans, effective as of January 1, 1988. They were set forth in documents referred to collectively as the "Prior Plan Statement." FBS has reserved the power to amend and terminate the Prior Plan Statement from time to time. FBS now desires to exercise that reserved power of amendment by the adoption of this Plan Statement effective as January 1, 1991.

1.2. DEFINITIONS. When the following terms are used herein with initial capital letters, they shall have the following meanings:

           1.2.1. ACCOUNT -- the separate bookkeeping account representing the unfunded and unsecured general obligation of FBS established with respect to each Director to which is credited the dollar amounts specified in Section 3 and
Section 4 and from which are subtracted payments made pursuant to Section 5 and
Section 7. To the extent necessary to accommodate different distribution elections made pursuant to Section 2, the Account shall be maintained as separate sub-accounts in sufficient number to accommodate each such distribution election.

           1.2.2. ANNUAL VALUATION DATE -- each December 31.

           1.2.3. BENEFICIARY -- a person designated by a Director (or automatically by operation of this Plan Statement) to receive all or a part of the Director's Account in the event of the Director's death prior to full distribution thereof. A person so designated shall not be considered a Beneficiary until the death of the Director.

           1.2.4. DIRECTOR -- an individual serving on the Board of Directors of FBS who is not at the same time a common law employee of FBS or any of its subsidiary corporations.

           1.2.5. EVENT OF MATURITY-- any of the occurrences described in
Section 6 by reason of which a Director or Beneficiary may become entitled to a distribution from the Plan.


                                         FIRST AMENDMENT-EFFECTIVE JULY 17, 1996

           1.2.6. FBS -- FIRST BANK SYSTEM, INC., a Delaware corporation, OR ANY SUCCESSOR THERETO.

           1.2.7. PLAN -- the income deferral program maintained by FBS established for the benefit of Directors eligible to participate therein, as first set forth in the Prior Plan Statement and as amended and restated in this Plan Statement. (As used herein, "Plan" does not refer to the documents pursuant to which the Plan is maintained. Those documents are referred to herein as the "Prior Plan Statement" and the "Plan Statement"). The Plan shall be referred to as the "FIRST BANK SYSTEM, INC. DIRECTORS' DEFERRAL PLAN."

           1.2.8. PLAN STATEMENT -- this document entitled "FIRST BANK SYSTEM, INC. DIRECTORS' DEFERRAL PLAN (1991 Restatement)" as adopted by the Board of Directors of FIRST BANK SYSTEM, INC. effective as of January 1, 1991, as the same may be amended from time to time thereafter.

           1.2.9. PLAN YEAR -- the twelve (12) consecutive month period ending on any Annual Valuation Date.

           1.2.10. PRIOR PLAN STATEMENT -- the series of documents pursuant to which the Plan was established effective as of January 1, 1988, and operated thereafter until January 1,1991.

           1.2.11. VALUATION DATE -- the Annual Valuation Date and such other dates as FBS, in its discretion, shall determine.

1.3. RULES OF INTERPRETATION. Notwithstanding any other provision of this Plan Statement or any election or designation made under the Plan, any individual who feloniously and intentionally kills a Director or Beneficiary shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Director or Beneficiary. A final judgment of conviction of felonious and intentional killing is conclusive for the purposes of this section. In the absence of a conviction of felonious and intentional killing, FBS shall determine whether the killing was felonious and intentional for the purposes of this section. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to this entire Plan Statement and not to any particular paragraph or section of this Plan Statement unless the context clearly indicates to the contrary. The titles given to the various sections of this Plan Statement are inserted for convenience of reference only and are not part of this Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. Any reference in this Plan Statement to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation. This document has been executed and delivered in the State of MINNESOTA and has been drawn in conformity to the laws of that State and shall be construed and enforced in accordance with the laws of the State of MINNESOTA.


                                         FIRST AMENDMENT-EFFECTIVE JULY 17, 1996

1.4. ADDITIONAL DEFINITIONS. WHEN THE FOLLOWING TERMS ARE USED HEREIN WITH INITIAL CAPITAL LETTERS, THEY SHALL HAVE THE FOLLOWING MEANINGS:

           1.4.1. ACQUIRING PERSON -- ANY PERSON WHO OR WHICH, TOGETHER WITH ALL AFFILIATES AND ASSOCIATES OF SUCH PERSON, IS THE BENEFICIAL OWNER, DIRECTLY OR INDIRECTLY, OF SECURITIES OF FBS REPRESENTING 20% OR MORE OF THE COMBINED VOTING POWER OF FBS'S THEN OUTSTANDING SECURITIES, BUT SHALL NOT INCLUDE ANY COMPANY ENTITY.

           1.4.2. AFFILIATE -- SHALL HAVE THE MEANING ASCRIBED TO THE TERM "AFFILIATE" IN RULE 12b-2 PROMULGATED UNDER THE EXCHANGE ACT.

           1.4.3. ASSOCIATE -- SHALL HAVE THE MEANING ASCRIBED TO SUCH TERM IN RULE 12b-2 PROMULGATED UNDER THE EXCHANGE ACT.

           1.4.4. BENEFICIAL OWNER -- SHALL HAVE THE MEANING ASCRIBED TO SUCH TERM IN RULE 13d-3 PROMULGATED UNDER THE EXCHANGE ACT.

           1.4.5. BOARD OF DIRECTORS -- THE BOARD OF DIRECTORS OF FBS.

           1.4.6. COMPANY ENTITY -- FBS, ANY SUBSIDIARY OF FBS OR ANY EMPLOYEE BENEFIT PLAN OF FBS OR OF ANY SUBSIDIARY OF FBS OR ANY ENTITY HOLDING SHARES OF THE VOTING CAPITAL STOCK OF FBS ORGANIZED, APPOINTED OR ESTABLISHED FOR, OR PURSUANT TO THE TERMS OF, ANY SUCH PLAN.

           1.4.7. CONTINUING DIRECTOR -- ANY PERSON WHO IS A MEMBER OF THE BOARD OF DIRECTORS, WHILE SUCH PERSON IS A MEMBER OF THE BOARD OF DIRECTORS, WHO IS NOT AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON, OR A REPRESENTATIVE OF AN ACQUIRING PERSON OR OF ANY SUCH AFFILIATE OR ASSOCIATE, AND WHO (x) WAS A MEMBER OF THE BOARD OF DIRECTORS AS OF JULY 17, 1996 OR (y) SUBSEQUENTLY BECOMES A MEMBER OF THE BOARD OF DIRECTORS, IF SUCH PERSON'S INITIAL NOMINATION FOR ELECTION OR INITIAL ELECTION TO THE BOARD OF DIRECTORS HAS BEEN APPROVED IN ADVANCE BY THE CONTINUING DIRECTORS; PROVIDED THAT ANY DIRECTOR DESIGNATED BY OR ON BEHALF OF A PERSON WHO HAS ENTERED INTO AN AGREEMENT WITH FBS (OR WHO IS CONTEMPLATING ENTERING INTO SUCH AN AGREEMENT) TO EFFECT A CONSOLIDATION OR MERGER OF FBS OR A COMPANY ENTITY, OR OTHER REORGANIZATION, WITH OR INTO ONE OR MORE ENTITIES WHICH ARE NOT COMPANY ENTITIES, AND ANY DIRECTOR THAT SERVES IN CONNECTION WITH THE ACT OF THE BOARD OF DIRECTORS OF INCREASING THE NUMBER OF DIRECTORS AND FILLING VACANCIES IN CONNECTION WITH, OR IN CONTEMPLATION OF, ANY SUCH TRANSACTION, SHALL NOT BE DEEMED TO HAVE RECEIVED SUCH ADVANCE APPROVAL FOR INITIAL NOMINATION OR ELECTION, AND ANY SUCH DIRECTOR SHALL NOT BE DEEMED TO BE A CONTINUING DIRECTOR; PROVIDED, FURTHER, THAT ANY SUCH DIRECTOR SHALL SUBSEQUENTLY BECOME A CONTINUING DIRECTOR AT SUCH TIME AS A NEW TERM OF OFFICE AS A DIRECTOR IS APPROVED BY FBS'S SHAREHOLDERS AT AN ANNUAL MEETING OF SHAREHOLDERS OCCURRING SUBSEQUENT TO THE COMPLETION OF ANY SUCH TRANSACTION (AND EXCLUDING ANY ANNUAL MEETING AT WHICH THE SHAREHOLDERS APPROVE ANY SUCH TRANSACTION); AND, PROVIDED, FURTHER, THAT IN THE CASE OF A PERMITTED TRANSACTION, ANY SUCH DIRECTOR SHALL NOT BECOME A CONTINUING DIRECTOR UNTIL THE LATER OF (i) THE END OF THE THREE-YEAR PERIOD FOLLOWING CONSUMMATION OF SUCH PERMITTED TRANSACTION OR (ii) SUCH TIME AS A NEW TERM OF OFFICE AS A DIRECTOR IS APPROVED BY FBS'S SHAREHOLDERS AT AN ANNUAL MEETING OF SHAREHOLDERS OCCURRING SUBSEQUENT TO THE COMPLETION OF SUCH PERMITTED TRANSACTION.

           1.4.8. EXCHANGE ACT -- THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

           1.4.9. FULL CHANGE IN CONTROL -- SHALL MEAN:

           (a) THE PUBLIC ANNOUNCEMENT (WHICH, FOR PURPOSES OF THIS DEFINITION, SHALL INCLUDE, WITHOUT LIMITATION, A REPORT FILED PURSUANT TO SECTION 13(d) OF THE EXCHANGE ACT) BY FBS OR ANY PERSON THAT A PERSON (OTHER THAN A COMPANY ENTITY) HAS BECOME THE BENEFICIAL OWNER, DIRECTLY OR INDIRECTLY, OF SECURITIES OF FBS (x) REPRESENTING 20% OR MORE, BUT NOT MORE THAN 50%, OF THE COMBINED VOTING POWER OF FBS'S THEN OUTSTANDING SECURITIES UNLESS THE TRANSACTION RESULTING IN SUCH OWNERSHIP HAS BEEN APPROVED IN ADVANCE BY THE CONTINUING DIRECTORS OR (y) REPRESENTING MORE THAN 50% OF THE COMBINED VOTING POWER OF FBS'S THEN OUTSTANDING SECURITIES (REGARDLESS OF ANY APPROVAL BY THE CONTINUING DIRECTORS); OR

           (b) THE CONTINUING DIRECTORS CEASE TO CONSTITUTE A MAJORITY OF THE BOARD OF DIRECTORS OF FBS OR THE RESULTING CORPORATION, EXCEPT IN ACCORDANCE WITH THE TERMS OF A PERMITTED TRANSACTION AND EXCEPT AS A RESULT OF THE DEATH, RETIREMENT OR DISABILITY OF ONE OR MORE CONTINUING DIRECTORS (UNLESS ANY SUCH DEATH, RETIREMENT OR DISABILITY OCCURS FOLLOWING A PERMITTED TRANSACTION AND ANY VACANCIES CREATED THEREBY ARE NOT FILLED IN ACCORDANCE WITH THE TERMS OF THE WRITTEN AGREEMENT GOVERNING SUCH PERMITTED TRANSACTION); OR

           (c) ANY SALE, LEASE, EXCHANGE OR OTHER TRANSFER (IN ONE TRANSACTION OR A SERIES OF RELATED TRANSACTIONS) OF ALL OR SUBSTANTIALLY ALL OF THE CONSOLIDATED ASSETS OF FBS AND ITS SUBSIDIARIES OR THE ADOPTION OF ANY PLAN OF LIQUIDATION OR DISSOLUTION OF FBS.

           1.4.10.         PARTIAL CHANGE IN CONTROL -- SHALL MEAN:

           (a) A CONSOLIDATION OR MERGER OF FBS OR A COMPANY ENTITY, OR OTHER REORGANIZATION, WITH OR INTO ONE OR MORE ENTITIES WHICH ARE NOT COMPANY ENTITIES, AS A RESULT OF WHICH LESS THAN 60% OF THE OUTSTANDING VOTING SECURITIES OF THE RESULTING CORPORATION ARE, OR ARE TO BE, OWNED BY FORMER SHAREHOLDERS OF FBS AS DETERMINED IMMEDIATELY PRIOR TO CONSUMMATION OF SUCH TRANSACTION (EXCLUDING VOTING SECURITIES OF THE RESULTING CORPORATION OWNED, OR TO BE OWNED, BY SUCH SHAREHOLDERS BY REASON OF THEIR OWNERSHIP PRIOR TO SUCH TRANSACTION OF SECURITIES OF ANY ENTITY OTHER THAN FBS) AND AS A RESULT OF WHICH THE CONTINUING DIRECTORS CONSTITUTE (i) MORE THAN 50% OF THE BOARD OF DIRECTORS OF THE RESULTING CORPORATION OR (ii) EXACTLY 50% OF THE BOARD OF DIRECTORS OF THE RESULTING CORPORATION IF THE TRANSACTION RESULTING IN SUCH EVENT IS A PERMITTED TRANSACTION; OR

           (b) THE PUBLIC ANNOUNCEMENT (WHICH, FOR PURPOSES OF THIS DEFINITION, SHALL INCLUDE, WITHOUT LIMITATION, A REPORT FILED PURSUANT TO SECTION 13(d) OF THE EXCHANGE ACT) BY FBS OR ANY PERSON THAT A PERSON (OTHER THAN A COMPANY ENTITY) HAS BECOME THE BENEFICIAL OWNER, DIRECTLY OR INDIRECTLY, OF SECURITIES OF FBS REPRESENTING 20% OR MORE, BUT NOT MORE THAN 50%, OF THE COMBINED VOTING POWER OF FBS'S THEN OUTSTANDING SECURITIES IF THE TRANSACTION RESULTING IN SUCH OWNERSHIP HAS BEEN APPROVED IN ADVANCE BY THE CONTINUING DIRECTORS.

           1.4.11. PERMITTED TRANSACTION -- A TRANSACTION IN WHICH, PURSUANT TO A WRITTEN AGREEMENT BETWEEN FBS AND ALL PERSONS WHO HAVE ENTERED INTO AN AGREEMENT WITH FBS TO EFFECT A TRANSACTION DESCRIBED IN PARAGRAPH (A)OF THE DEFINITION OF PARTIAL CHANGE IN CONTROL, IT IS AGREED THAT (w) THE CHIEF EXECUTIVE OFFICER OF FBS IMMEDIATELY PRIOR TO THE CONSUMMATION OF SUCH TRANSACTION SHALL BE THE CHIEF EXECUTIVE OFFICER OF THE RESULTING CORPORATION FOR NOT LESS THAN THREE YEARS FOLLOWING CONSUMMATION OF SUCH TRANSACTION, (x) UPON TERMINATION OF SERVICE OF ANY CONTINUING DIRECTOR FOR ANY REASON, INCLUDING UPON DEATH, DISABILITY OR RETIREMENT, PRIOR TO THE EXPIRATION OF SUCH DIRECTOR'S TERM DURING SUCH THREE-YEAR PERIOD, THE VACANCY THEREBY CREATED SHALL BE FILLED BY A NOMINEE SELECTED SOLELY BY THE CONTINUING DIRECTORS, (y) UPON EXPIRATION OF THE TERM OF ANY SUCH DIRECTOR DURING SUCH THREE-YEAR PERIOD, THE NOMINEE TO SUCCEED SUCH DIRECTOR SHALL BE SELECTED SOLELY BY THE CONTINUING DIRECTORS AND
(z) THE PARTIES WILL TAKE OTHER APPROPRIATE STEPS TO ENSURE THAT THE BOARD OF DIRECTORS OF THE RESULTING CORPORATION WILL BE EVENLY DIVIDED BETWEEN CONTINUING DIRECTORS AND ALL DIRECTORS DESIGNATED BY OTHER PARTIES TO THE TRANSACTION DURING SUCH THREE-YEAR PERIOD.

           1.4.12. PERSON-- SHALL HAVE THE MEANING ASCRIBED TO SUCH TERM AS SUCH TERM IS USED IN SECTIONS 13(d) AND 14(d) OF THE EXCHANGE ACT.

           1.4.13. RESULTING CORPORATION -- THE SURVIVING CORPORATION IN ANY CONSOLIDATION, MERGER OR OTHER REORGANIZATION TO WHICH FBS IS A PARTY; PROVIDED, HOWEVER, THAT IF THE SURVIVING CORPORATION IN ANY SUCH TRANSACTION IS A SUBSIDIARY OF ANOTHER CORPORATION, THEN THE RESULTING CORPORATION IS THE ULTIMATE PARENT CORPORATION OF SUCH SURVIVING CORPORATION; AND PROVIDED, FURTHER, THAT IN THE EVENT OF A CONSOLIDATION, MERGER OR OTHER REORGANIZATION TO WHICH A COMPANY ENTITY (OTHER THAN FBS) IS A PARTY, THEN FBS SHALL BE DEEMED THE RESULTING CORPORATION.


                                    SECTION 2

                                  PARTICIPATION

2.1. PARTICIPATION. Each Director of FBS shall be a participant in the Plan as of the first day the Director first becomes a Director.

2.2. ENROLLMENT. Prior to the first day of participation, the Director may enroll in the Plan for the remainder of that Plan Year. Prior to the first day of any subsequent Plan Year, a Director may make a new enrollment for that Plan Year. Once made, the enrollment shall be irrevocable for the remainder of the Plan Year with respect to which it is made. Each such enrollment, whether for the initial Plan Year or for a subsequent Plan Year, shall:

           (a) designate in writing the amount or portion of the Director's fees which shall not be paid to the Director but instead shall be accumulated in this Plan under
                      Section 3 and Section 4 and distributed from this Plan under Section 6 and Section 7; and

           (b) designate in writing the time and form in which the Account or portion of Account attributable to such Plan Year's accumulation shall be paid to the Director in accordance with Section 7.

2.3. PRIOR YEARS' ENROLLMENTS. Notwithstanding the forgoing, elections made by Directors about the payment of benefits under the Prior Plan Statement attributable to accumulations for Plan Years ending before January 1, 1991, shall not be modified by the adoption of this Plan Statement.


                                    SECTION 3

                              ADDITIONS TO ACCOUNTS

FBS shall credit annually to the Account of each Director such amount as the Director in his or her sole discretion shall have determined in accordance with
Section 2.2. The amount shall be separately determined by each Director and need not be equal or bear a uniform relationship to the deferrals of other Directors. The amount so allocated to a Director shall be credited to such Director's Account as of the Annual Valuation Date in the Plan Year for which it is made.


                                    SECTION 4

                    ESTABLISHMENT AND ADJUSTMENT OF ACCOUNTS

4.1. ESTABLISHMENT OF ACCOUNTS. There shall be established for each Director a bookkeeping Account which shall be valued each Valuation Date.

4.2. VALUATION OF ACCOUNTS. As of each Valuation Date (the "current Valuation Date"), the value of each Account determined as of the immediately preceding Valuation Date (the "initial Account value") shall be increased (or decreased) by the following adjustments made in the following sequence:

           4.2.1. INTERMEDIATE DISTRIBUTIONS ADJUSTMENT. The initial Account value shall be reduced by the total amount distributed in fact to (or with respect to) the Director from such Account as of a date subsequent to the immediately preceding Valuation Date but prior to the current Valuation Date.

           4.2.2. INVESTMENT ADJUSTMENT FOR ACCOUNT. The initial Account value of each Director's Account (as adjusted above) shall be increased by interest. The rate shall be determined from time to time by FBS. The rate may be changed by FBS without amendment of the Plan Statement and without the consent of any Director, former Director or any Beneficiary. Beginning January 12, 1991, the rate for each quarter of the year shall be equal to the weekly average for the one year Treasury constant maturity rate reported by the Federal Reserve Statistical Release (H-15) as published immediately following January 1, April 1, July 1 and October 1. This percentage shall be uniform for all Directors for the same Valuation Date but may change from Valuation Date to Valuation Date.

           4.2.3. CONTRIBUTION ADJUSTMENT. The initial Account value (as adjusted above) shall be increased by the total amount, if any, credited to such Account under Section 3 as of the current Valuation Date.

           4.2.4. FINAL DISTRIBUTIONS ADJUSTMENT. The initial Account value (as adjusted above) shall be reduced by the total amount distributed in fact to (or with respect to) the Director from such Account as of the current Valuation Date.


                                    SECTION 5

                               VESTING OF ACCOUNT

The Account of each Director shall be fully (100%) vested at all times.


                                    SECTION 6

                                    MATURITY

6.1. EVENTS OF MATURITY. A Director's Account shall mature and shall become distributable in accordance with Section 7 upon the earliest occurrence of any of the following events while in the employment of FBS or an Affiliate:

           (a)        his or her death, or

           (b) his or her removal or resignation from the Board of Directors of FBS, whether voluntary or involuntary, or

           (c)        his or her Disability, or

           (d)        termination of the Plan.

6.2. DETERMINATION OF ACCOUNT. Upon the occurrence of an Event of Maturity effective as to a Director, the value of such Director's Account as of the Valuation Date coincident with or next following the Event of Maturity shall be determined.

6.3. EFFECT OF MATURITY UPON FURTHER PARTICIPATION IN PLAN. On the occurrence of an Event of Maturity, a Director shall cease to have any interest in the Plan other than the right to receive payment of his or her Account as provided in
Section 7 hereof, adjusted from time to time as provided in Section 4.


                                    SECTION 7

                                  DISTRIBUTION

7.1. TIME OF DISTRIBUTION. Upon the occurrence of an Event of Maturity effective as to a Director, FBS shall commence payment of such Director's Account (reduced by the amount of any applicable payroll, withholding and other taxes) in the form and at the time designated by the Director in his or her enrollment.

           7.1.1. FORM OF DISTRIBUTION. Distribution shall be made in whichever of the following forms as the Director shall have designated in writing:

           (a) TERM CERTAIN INSTALLMENTS TO DIRECTOR. If the Distributee is a Director, in a series of substantially equal annual installments payable over a designated term not exceeding ten (10) years.

           (b) CONTINUED TERM CERTAIN INSTALLMENTS TO BENEFICIARY. If the Distributee is a Beneficiary of a deceased Director and distribution had commenced to the deceased Director over a ten (10) year period as specified in paragraph (a) above, in a series of substantially equal annual installments payable over the remainder of the designated ten (10) year (or less) period.

           (c) INSTALLMENTS TO BENEFICIARIES. If the Distributee is a Beneficiary of a deceased Director and distribution had not commenced prior to the Director's death, in a series of substantially equal annual installments payable over a designated term not exceeding ten (10) years.

           (d) LUMP SUM. If the Distributee is either a Director or a Beneficiary of a deceased Director, in a single, lump sum payment.

           7.1.2. TIME OF DISTRIBUTION. Distribution shall be made (in the case of a single lump sum) or commenced (in the case of installments) at whichever of the following dates as the Director shall have designated in writing:

           (i) within thirty (30) days after the Director shall have had an Event of Maturity;

           (ii) during the January following the date the Director shall have had an Event of Maturity;

           (iii) during the January following the date the Director shall have attained age fifty-five (55) years or, if later, had an Event of Maturity;

           (iv) during the January following the date the Director shall have attained age sixty-two (62) years or, if later, had an Event of Maturity;

           (v) during the January following the date the Director shall have attained age sixty-five (65) years or, if later, had an Event of Maturity;

           (vi) within thirty (30) days after the date designated by the Director in writing or, if later, within thirty (30) days after the Director shall have had an Event of Maturity.

           7.1.3. SUBSTANTIALLY EQUAL. Distributions shall be considered to be substantially equal if the amount of the distribution required to be made for each calendar year (the "distribution year") is determined by dividing the amount of the Account as of the last Valuation Date in the calendar year immediately preceding the distribution year (such preceding calendar year being the "valuation year") by the number of remaining installment payments to be made (including the distribution being determined). The amount of the Account as of such Valuation Date shall be decreased by the amount of any distributions made in the valuation year and after such Valuation Date.

           7.1.4. DEFAULT. If for any reason a Director shall have failed to make a written designation of form and time for distribution (including reasons entirely beyond the control of the Director), the distribution shall be made in a single lump sum during the January following the date the Director shall have had an Event of Maturity. No spouse, former spouse, Beneficiary or other person shall have any right to participate in the Director's selection of a form and time of benefit.


                                         FIRST AMENDMENT-EFFECTIVE JULY 17, 1996

           7.1.5. CHANGE IN CONTROL. NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SECTION OR ANY DESIGNATION MADE BY A DIRECTOR IN THE EVENT OF A FULL CHANGE IN CONTROL, THE PLAN SHALL BE AUTOMATICALLY TERMINATED AND EVERY ACCOUNT SHALL BE PAID IN A SINGLE LUMP SUM DISTRIBUTION TO THE DIRECTOR OR BENEFICIARY, AS THE CASE MAY BE, WITHIN THIRTY (30) DAYS AFTER THE FULL CHANGE IN CONTROL.

7.2. DESIGNATION OF BENEFICIARIES.

           7.2.1. RIGHT TO DESIGNATE. Each Director may designate, upon forms to be furnished by and filed with FBS, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of such Director's Account in the event of such Director's death. The Director may change or revoke any such designation from time to time without notice to or consent from any Beneficiary. No such designation, change or revocation shall be effective unless executed by the Director and received by FBS during the Director's lifetime.

           7.2.2. FAILURE OF DESIGNATION. If a Director:

           (a)        fails to designate a Beneficiary,

           (b) designates a Beneficiary and thereafter revokes such designation without naming another Beneficiary, or

           (c) designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Director,

such Director's Account, or the part thereof as to which such Director's designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Director and (except in the case of surviving issue) in equal shares if there is more than one member in such class surviving the Director:

                       Director's surviving spouse
                       Director's surviving issue per stirpes and not per capita Director's surviving parents
                       Director's surviving brothers and sisters
                       Representative of Director's estate.

           7.2.3. DISCLAIMERS BY BENEFICIARIES. A Beneficiary entitled to a distribution of all or a portion of a deceased Director's Account may disclaim an interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of the Account at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Director's death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest in the undistributed Account is disclaimed or shall specify what portion thereof is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to FBS after the date of the Director's death but not later than one hundred eighty (180) days after the date of the Director's death. A disclaimer shall be irrevocable when delivered to FBS. A disclaimer shall be considered to be delivered to FBS only when actually received by FBS. FBS shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Director as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of
Section 8 and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under this Plan. No other form of attempted disclaimer shall be recognized by FBS.

           7.2.4. DEFINITIONS. When used herein and, unless the Director has otherwise specified in the Director's Beneficiary designation, when used in a Beneficiary designation, "issue" means all persons who are lineal descendants of the person whose issue are referred to, including legally adopted descendants and their descendants but not including illegitimate descendants and their descendants; "child" means an issue of the first generation; "perstirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and "survive" and "surviving" mean living after the death of the Director.

           7.2.5. SPECIAL RULES. Unless the Director has otherwise specified in the Director's Beneficiary designation, the following rules shall apply:

           (a) If there is not sufficient evidence that a Beneficiary was living at the time of the death of the Director, it shall be deemed that the Beneficiary was not living at the time of the death of the Director.

           (b) The automatic Beneficiaries specified in Section 7.2.2 and the Beneficiaries designated by the Director shall become fixed at the time of the Director's death so that, if a Beneficiary survives the Director but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary's estate.

           (c) If the Director designates as a Beneficiary the person who is the Director's spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Director and such person shall automatically revoke such designation. (The foregoing shall not prevent the Director from designating a former spouse as a Beneficiary on a form executed by the Director and received by FBS after the date of the legal termination of the marriage between the Director and such former spouse, and during the Director's lifetime.)

           (d) Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Director shall be given effect without regard to whether the relationship to the Director exists either then or at the Director's death.

           (e) Any designation of a Beneficiary only by statement of relationship to the Director shall be effective only to designate the person or persons standing in such relationship to the Director at the Director's death.

A Beneficiary designation is permanently void if it either is executed or is filed by a Director who, at the time of such execution or filing, is then a minor under the law of the state of the Director's legal residence. FBS shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

           7.2.6. NO SPOUSAL RIGHTS. No spouse or surviving spouse of a Director and no person designated to be a Beneficiary shall have any rights or interest in the benefits accumulated under this Plan including, but not limited to, the right to be the sole Beneficiary or to consent to the designation of Beneficiaries (or the changing of designated Beneficiaries) by the Director.

7.3. DEATH PRIOR TO FULL DISTRIBUTION. If a Director dies after an Event of Maturity but before distribution of such Director's Account has been completed, the remaining undistributed Account shall be distributed in the same manner as hereinbefore provided in the Event of Maturity by reason of death. If, at the death of the Director, any payment to the Director was due or otherwise pending but not actually paid, the amount of such payment shall be included in the Account which are payable to the Beneficiary (and shall not be paid to the Director's estate).

7.4. FACILITY OF PAYMENT. In case of the legal disability, including minority, of a Director or Beneficiary entitled to receive any distribution under the Plan, payment shall be made, if FBS shall be advised of the existence of such condition:

           (a) to the duly appointed guardian, conservator or other legal representative of such Director or Beneficiary, or

           (b) to a person or institution entrusted with the care or maintenance of the incompetent or disabled Director or Beneficiary, provided such person or institution has satisfied FBS that the payment will be used for the best interest and assist in the care of such Director or Beneficiary, and provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator or other legal representative of such Director or Beneficiary.

Any payment made in accordance with the foregoing provisions of this section shall constitute a complete discharge of any liability or obligation of FBS therefor.


                                    SECTION 8

                                 FUNDING OF PLAN

8.1. UNFUNDED AGREEMENT. The obligations of FBS to make payments under this Plan constitutes only the unsecured (but legally enforceable) promise of FBS to make such payments. The Director shall have no lien, prior claim or other security interest in any property of FBS. FBS is not required to establish or maintain any fund, trust or account (other than a bookkeeping account or reserve) for the purpose of funding or paying the benefits promised under this Plan. If such a fund is established, the property therein shall remain the sole and exclusive property of FBS. FBS will pay the cost of this Plan out of its general assets. All references to accounts, accruals, gains, losses, income, expenses, payments, custodial funds and the like are included merely for the purpose of measuring FBS's obligation to Directors in this Plan and shall not be construed to impose on FBS the obligation to create any separate fund for purposes of this Plan.

8.2. SPENDTHRIFT PROVISION. No Director or Beneficiary shall have any transmissible interest in any Account nor shall any Director or Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of FBS, nor shall FBS recognize any assignment thereof, either in whole or in part, nor shall any Account be subject to attachment, garnishment, execution following judgment or other legal process while in the possession or control of FBS.

The power to designate Beneficiaries to receive the Account of a Director in the event of such Director's death shall not permit or be construed to permit such power or right to be exercised by the Director so as thereby to anticipate, pledge, mortgage or encumber such Director's Account or any part thereof, and any attempt of a Director so to exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by FBS.

This section shall not prevent FBS from exercising, in its discretion, any of the applicable powers and options granted to it upon the occurrence of an Event of Maturity, as such powers may be conferred upon it by any applicable provision hereof.


                                         FIRST AMENDMENT-EFFECTIVE JULY 17, 1996


                                    SECTION 9

                            AMENDMENT AND TERMINATION

FBS RESERVES THE POWER TO AMEND OR TERMINATE THE PLAN PRIOR TO A FULL CHANGE IN CONTROL. NO AMENDMENT OF THE PLAN, HOWEVER, SHALL REDUCE A DIRECTOR'S ACCOUNT EARNED AS OF THE DATE OF SUCH AMENDMENT UNLESS THE DIRECTOR SO AFFECTED CONSENTS IN WRITING TO THE AMENDMENT. A DIRECTOR'S ACCOUNT EARNED AS OF THE DATE OF AN AMENDMENT SHALL BE DETERMINED AS IF THE DIRECTOR HAD AN EVENT OF MATURITY ON THAT DATE. AFTER A FULL CHANGE IN CONTROL, THE PLAN CANNOT BE AMENDED OR TERMINATED (AS APPLIED TO DIRECTORS WHO ARE DIRECTORS ON THE DATE OF THE FULL CHANGE IN CONTROL) UNLESS:


           (a) ALL ACCOUNTS OF ALL DIRECTORS AS OF THE DATE OF THE FULL CHANGE IN CONTROL HAVE BEEN PAID, OR

           (b) EIGHTY PERCENT (80%) OF ALL THE DIRECTORS AS OF THE DATE OF THE FULL CHANGE IN CONTROL GIVE WRITTEN CONSENT TO SUCH AMENDMENT OR TERMINATION.


                                   SECTION 10

                     DETERMINATIONS -- RULES AND REGULATIONS

10.1. DETERMINATIONS. FBS shall make such determinations as may be required from time to time in the administration of the Plan. FBS shall have the authority and responsibility to interpret and construe the Plan Statement and to determine all factual and legal questions under the Plan, including but not limited to the entitlement of Directors and Beneficiaries, and the amounts of their respective interests. Each interested party may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

10.2. RULES AND REGULATIONS. Any rule not in conflict or at variance with the provisions hereof may be adopted by FBS.

10.3. METHOD OF EXECUTING INSTRUMENTS. Information to be supplied or written notices to be made or consents to be given by FBS pursuant to any provision of this Plan Statement may be signed in the name of FBS by any officer or director thereof who has been authorized to make such certification or to give such notices or consents.


                                         FIRST AMENDMENT-EFFECTIVE JULY 17, 1996

10.4. CLAIMS PROCEDURE. THE CLAIMS PROCEDURE SET FORTH IN THIS SECTION 10.4 SHALL BE THE EXCLUSIVE PROCEDURE FOR THE DISPOSITION OF CLAIMS FOR BENEFITS ARISING UNDER THE PLAN UNTIL SUCH TIME AS A FULL CHANGE IN CONTROL (AS DEFINED IN SECTION 1.4.9) OCCURS.

           10.4.1. ORIGINAL CLAIM. Any Director, former Director or Beneficiary of such Director or former Director may, if he or she so desires, file with FBS a written claim for benefits under the Plan. Within ninety (90) days after the filing of such a claim, FBS shall notify the claimant in writing whether the claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, FBS shall state in writing:

           (a)        the specific reasons for the denial;

           (b) the specific references to the pertinent provisions of this Plan Statement on which the denial is based;

           (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

           (d) an explanation of the claims review procedure set forth in this section.

           10.4.2. CLAIMS REVIEW PROCEDURE. Within sixty (60) days after receipt of notice that the claim has been denied in whole or in part, the claimant may file with FBS a written request for a review and may, in conjunction therewith, submit written issues and comments. Within sixty (60) days after the filing of such a request for review, FBS shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty days from the date the request for review was filed) to reach a decision on the request for review.

           10.4.3. GENERAL RULES.

           (a) No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. FBS may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by FBS upon request.

           (b) All decisions on claims and on requests for a review of denied claims shall be made by FBS.

           (c) FBS may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

           (d) A claimant may be represented by a lawyer or other representative (at the claimant's own expense), but FBS reserves the right to require the claimant to furnish written authorization. A claimant's representative shall be entitled to copies of all notices given to the claimant.

           (e) The decision of FBS on a claim and on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

           (f) Prior to filing a claim or a request for a review of a denied claim, the claimant or his representative shall have a reasonable opportunity to review a copy of this Plan Statement and all other pertinent documents in the possession of FBS.

10.5. INFORMATION FURNISHED BY DIRECTORS. FBS shall not be liable or responsible for any error in the computation of the Account of a Director resulting from any misstatement of fact made by the Director, directly or indirectly, to FBS, and used by it in determining the Director's Account. FBS shall not be obligated or required to increase the Account of such Director which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Director. However, the Account of any Director which are overstated by reason of any such misstatement shall be reduced to the amount appropriate in view of the truth.


                                   SECTION 11

                               PLAN ADMINISTRATION

11.1. FBS. Except as hereinafter provided, functions generally assigned to FBS shall be discharged by the Committee on Director Affairs of the Board of Directors or delegated and allocated as provided herein.

11.2. CONFLICT OF INTEREST. If any member of the Board of Directors of FBS to whom authority has been delegated or redelegated hereunder shall have an Account in the Plan, such Director shall have no authority as such Director with respect to any matter specially affecting such Director's individual interest hereunder (as distinguished from the interests of all Directors and Beneficiaries or a broad class of Directors and Beneficiaries), all such authority being reserved exclusively to the other Directors, to the exclusion of such Director, and such Director shall act only in such Director's individual capacity in connection with any such matter.


                                   SECTION 12

                                   DISCLAIMERS

Neither the terms of this Plan Statement nor the benefits hereunder nor the continuance thereof shall be an obligation to any Director. FBS shall not be obliged to continue the Plan. The terms of this Plan Statement shall not give any Director the right to be retained on the Board of Directors of FBS. Neither FBS nor any of its officers nor any member of its Board of Directors in any way secure or guarantee the payment of any benefit or amount which may become due and payable hereunder to any Director or to any Beneficiary or to any creditor of a Director or a Beneficiary. Each Director, Beneficiary or other person entitled at any time to payments hereunder shall look solely to the assets of FBS for such payments or to the Account distributed to any Director or Beneficiary, as the case may be, for such payments. In each case where Account shall have been distributed to a former Director or a Beneficiary or to the person or any one of a group of persons entitled jointly to the receipt thereof and which purports to cover in full the benefit hereunder, such former Director or Beneficiary, or such person or persons, as the case may be, shall have no further right or interest in the other assets of FBS. Neither FBS nor any of its officers nor any member of its Board of Directors shall be under any liability or responsibility for failure to effect any of the objectives or purposes of the Plan by reason of the insolvency of FBS. FBS and its officers and the members of its Board of Directors shall not be liable for an act or omission of another person with regard to a responsibility that has been allocated to or delegated to such other person pursuant to the terms of this Plan Statement or pursuant to procedures set forth in this Plan Statement.